OPPENHEIMER GLOBAL SECURITIES FUND/VA
                 a series of Oppenheimer Variable Account Funds
                         Supplement dated June 18, 1999
                       to the Prospectus dated May 1, 1999

The Prospectus is changed as follows:

1. The first sentence of the section entitled "The Fund's Objective and Investment Strategies -- What Does the Fund Invest In?" on page 2 is deleted and replaced with the following:

         The Fund invests mainly in common stocks, and can also buy other equity securities, including preferred stocks and securities convertible into common stock.

2. The first sentence of the footnote to the "Average Annual Total Returns for the periods ended December 31, 1998" table on page 4 is deleted and replaced with the following:

         *The Fund's inception date was 11/12/90.

3. The third sentence of the section captioned "Portfolio Manager" on page 6 is deleted and replaced with the following:

         He has been the person principally responsible for the day-to-day management of the Fund's portfolio since December, 1995.

June 18, 1999                                                    PSO485.015